Exhibit 10.3
CONFIDENTIAL TREATMENT

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked “[*]” in this document; they have been filed separately with the Commission.

AMENDMENT NO. 3

TO

CONTRACT NUMBER GINC-C-08-0390

BETWEEN

GLOBALSTAR, INC.

AND

HUGHES NETWORK SYSTEMS, LLC

FOR

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM

HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

This Amendment No. 3 ("Amendment") is entered into effective as of September 21, 2009 ("Effective Date"), by and between Hughes Network Systems, LLC, a limited liability company organized under the laws of Delaware (hereinafter referred to as the "Contractor") with its principal place of business at 11717 Exploration Lane Germantown, Maryland 20876 USA, and Globalstar, Inc., a company incorporated under the laws of Delaware with its principal place of business at 461 South Milpitas Boulevard, Milpitas, California 95035 (hereinafter referred to as "Globalstar" or "Customer").  As used herein, Contractor and Globalstar may be referred to individually as a "Party" and collectively as the "Parties".

WHEREAS, the Parties entered into Contract No. GINC-C-08-0390 for the delivery of the Radio Access Network (RAN) and the User Terminal Subsystem (UTS) ("Contract");

WHEREAS, the Parties entered into a Letter Agreement, dated September 22, 2008, for the deferral of payment of certain Payment Milestones ("Deferred Payments") under the Contract, subject to interest;

WHEREAS, the Parties entered into Amendment No. 1, dated June 16, 2009, to the Contract for the payment of the Deferred Payments with interest, the PDR Payment Milestone and advance payments;

WHEREAS, the Parties entered into Amendment No. 2, dated August 28, 2009, to the Contract to extend the schedule of the RAN and UTS program by fifteen (15) months and to revise certain payment milestones and program milestones to reflect the revised program timeline;

WHEREAS, Amendment No. 2 also called for the Parties to mutually agree on a revised program milestone schedule and amend Exhibit A, Statement of Work to incorporate the revised schedule;

WHEREAS, the Parties have agreed on a revised program milestone schedule and now desire to amend the Statement of Work to incorporate the revised program milestone schedule;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the Parties agree to amend the Contract as follows:

1.           Exhibit A, Statement of Work (Revision A), dated May 1, 2008, shall be deleted and replaced in its entirety by a new Exhibit A, Statement of Work (Revision B), dated September 18, 2009.

2.           This Amendment shall be governed by and interpreted according to the laws of the state of New York.

3.           This Amendment may be signed in counterparts and each original counterpart shall be deemed binding on each Party collectively and individually.

4.           Except as amended herein, all terms and conditions of the Contract shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have signed this Amendment in duplicate.

GLOBALSTAR, INC.		HUGHES NETWORK SYSTEMS, LLC

BY:	/s/ Paul Rosati	BY:	/s/ Sean Fleming
Name:	Paul Rosati	Name:	Sean Fleming
Title:	Contracts Manager	Title:	Senior Counsel
Date:	September 21, 2009	Date:	September 21, 2009

HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT A:  STATEMENT OF WORK

Revision B

September 18, 2009

HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

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